EXHIBIT 10.7(b)


                               SECOND AMENDMENT TO
                      UNSECURED REVOLVING CREDIT AGREEMENT


         This Second Amendment to Unsecured Revolving Credit Agreement (the "Amendment") is made as of September 28, 1998 by and among Equity Inns Partnership, L.P. and Equity Inns/West Virginia Partnership, L.P. (collectively, "Borrower"), The First National Bank of Chicago, individually and as "Administrative Agent", Credit Lyonnais New York Branch, individually and as "Syndication Agent" and certain other lenders shown on the signature pages hereof.

         Borrower, Administrative Agent, Syndication Agent and such other lenders have entered into an Unsecured Revolving Credit Agreement dated as of October 10, 1997, as amended by a First Amendment thereto dated as of November 24, 1997 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

         Borrower and the Lenders now desire to make a modification to one of the provisions of the Credit Agreement as provided herein.

         Therefore, the Borrower, the Administrative Agent, the Syndication Agent and the Lenders agree as follows:

1.       Modification. The parties agree that the  definition of "GAAP" in
         Section 1.1 of the Credit Agreement is amended, effective as of October 10, 1997, by adding the following words at the end thereof:

         ", provided however that, for purposes of calculating the Borrower's compliance with the terms of Article IX hereof, there shall be excluded from the quarterly determinations of Borrower's financial results for the first three fiscal quarters of any fiscal year (but not from Borrower's annual financial results for such fiscal year) the deferred revenue/recognition of deferred revenue adjustments associated with the application of Issue No. 98-9 titled "Accounting for Contingent Rent in Interim Financial Periods" and issued by the Emerging Issues Task Force of the Financial Accounting Standards Board".

2. Guarantors' Joinder. The Borrower has caused the Guarantors to execute and return a copy of this Amendment as indicated below.

3. Continued Effect. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

4.       Counterparts. This Amendment may be executed  in  counterparts,  which
         shall constitute  a  single   effective   and  binding   document  once
         the Administrative Agent has received a counterpart executed by the Borrower, the Administrative Agent and the Required Lenders.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:                           EQUITY INNS PARTNERSHIP, L.P.

                                    By:     Equity Inns Trust,
                                            its general partner


                                    By:     /s/ Howard A. Silver
                                            --------------------
                                    Title:  President
                                            --------------------



                                    EQUITY INNS/WEST VIRGINIA PARTNERSHIP, L.P.

                                    By:     Equity Inns Services, Inc.,
                                            its general partner


                                    By:     /s/ Howard A. Silver
                                            --------------------
                                    Title:  President
                                            --------------------



         The undersigned, as Guarantors under the Credit Agreement, hereby consent to and join in this Amendment and agree that the Guaranty shall continue in full force and effect.


                                    EQUITY INNS TRUST


                                    By:     /s/ Howard A. Silver
                                            --------------------
                                    Title:  President
                                            --------------------


                                    EQUITY SERVICES, INC.


                                    By:     /s/ Howard A. Silver
                                            --------------------
                                    Title:  President
                                            --------------------


                                    EQUITY INNS, INC.


                                    By:     /s/ Howard A. Silver
                                            --------------------
                                    Title:  President
                                            --------------------

LENDERS:                            THE FIRST NATIONAL BANK OF CHICAGO


                                    By:     /s/ Rebecca McCloskey
                                            ---------------------
                                    Title:  Rebecca McCloskey
                                            ---------------------
                                    First Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:     /s/ Joseph A. Asciolia
                                            ----------------------
                                    Title:  Joseph A. Asciolia
                                            ----------------------
                                            Vice President


                                    AMSOUTH BANK


                                    By:     /s/ Lawrence Clark
                                            ------------------
                                    Title:  VP
                                            ------------------


                                    NATIONSBANK, N.A.


                                    By:     /s/ Kevin M. Brown
                                            ------------------
                                    Title:  Vice President
                                            ------------------



                                    PNC BANK, KENTUCKY, INC.


                                    By:     /s/ Wayne Robertson
                                            -------------------
                                    Title:  Vice President
                                            -------------------



                                    FIRST NATIONAL BANK OF COMMERCE



                                    By:     /s/ Debora Connelly
                                            ---------------------
                                    Title:  Senior Vice President
                                            ---------------------

                                    NATIONAL BANK OF COMMERCE


                                    By:     /s/ Billy Frank
                                            ---------------
                                    Title:  AVP
                                            ---------------


                                    CRESTAR BANK


                                    By:
                                            -----------------
                                    Title:
                                            -----------------


                                    UNION PLANTERS NATIONAL BANK


                                    By:     /s/ Elizabeth Rause
                                            -------------------
                                    Title:  Vice President
                                            -------------------



                                    BANK HAPOALIM


                                    By:
                                            --------------------
                                    Title:
                                            --------------------


                                    CHANG HWA COMMERCIAL BANK, LTD.,
                                    NEW YORK BRANCH


                                            /s/ Wan-Tu Yeh
                                    By:     WAN-TU YEH
                                            --------------------
                                    Title:  VP & General Manager
                                            --------------------



                                    FIRST TENNESSEE BANK


                                    By:     /s/ Bob Nieman
                                            --------------
                                    Title:  Vice President
                                            --------------

ADMINISTRATIVE AGENT:               THE FIRST NATIONAL BANK OF CHICAGO


                                    By:     /s/ Rebecca McCloskey
                                            ---------------------
                                    Title:  Rebecca McCloskey
                                            ---------------------
                                            First Vice President


SYNDICATION AGENT:                  CREDIT  LYONNAIS NEW YORK BRANCH


                                    By:     /s/ Joseph A. Asciolla
                                            ----------------------
                                            Joseph A. Asciolla
                                    Title:  Vice President
                                            ----------------------


                                    AMSOUTH BANK


                                    By:     /s/ Lawrence Clark
                                            ------------------
                                    Title:  VP
                                            ------------------